December 19, 1995


AT&T Credit Corporation
44 Whippany Road
Morristown, New Jersey  07962

Gentlemen:

                  AT&T Credit Corporation ("AT&T") is currently a party to Loan and Security Agreements ("AT&T Loan Agreements") with various subsidiaries (the "Funded Subsidiaries") of American Communications Services, Inc. The Funded Subsidiaries which are the subject of this letter include American Communication Services of Fort Worth, Inc. ("Fort Worth"), American Communication Services of Greenville, Inc. ("Greenville"), American Communication Services of Columbia, Inc. ("Columbia") and American Communication Services of El Paso, Inc. ("El Paso").

                  Each AT&T Loan Agreement provides for a Capital Loan Commitment Amount and an Equipment Loan Commitment Amount. It is the understanding of the Funded Subsidiaries that AT&T is agreeable to an increase in the Capital Loan Equipment Amount for each Funded Subsidiary with a corresponding decrease in the Equipment Loan Equipment Amount for each Funded Subsidiary. The Funded Subsidiaries and AT&T therefore hereby agree that the Capital Loan Equipment Amount for each Funded Subsidiary shall equal 90% of the respective aggregate Commitment Amount and that the Equipment Loan Commitment Amount for each Funded Subsidiary shall equal 10% of the respective aggregate Commitment Amount. Based upon an aggregate Commitment Amount for (i) Fort Worth of $5,500,000, (ii) Greenville of $5,200,000, (iii) Columbia of $5,000,000 and
(iv) El Paso of $5,500,000, the Funded Subsidiaries and AT&T hereby agree that the definitions shall be amended in each of the respective Loan Agreements to read as follows:


         1. Fort Worth: "Capital Loan Commitment Amount" shall mean the lesser of (i) $4,950,000, inclusive of capitalized interest, if any, on the Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all then outstanding Loans, inclusive of capitalized interest."

                  "Equipment Loan Commitment Amount" shall mean $550,000, inclusive of capitalized interest, if any, on the Equipment Loans."




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AT&T Credit Corporation
December 19, 1995

         2. Greenville: "ACS Greenville Capital Loan Commitment Amount" shall mean the lesser of (i) $4,680,000, inclusive of capitalized interest, if any, on the ACS Greenville Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all Loans made by Lender to ACS Greenville, inclusive of capitalized interest."

                  "ACS Greenville Equipment Loan Commitment Amount" shall mean $520,000, inclusive of capitalized interest, if any, on the ACS Greenville Equipment Loans."


         3. Columbia: "ACS Columbia Capital Loan Commitment Amount" shall mean the lesser of (i) $4,500,000, inclusive of capitalized interest, if any, on the ACS Columbia Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all Loans made by Lender to ACS Columbia, inclusive of capitalized interest."

                  "ACS Columbia Equipment Loan Commitment Amount" shall mean $500,000, inclusive of capitalized interest, if any, on the ACS Columbia Equipment Loans."


         4.  El Paso:  "Capital Loan Commitment Amount" shall mean the lesser of
(i) $4,950,000, inclusive of capitalized interest, if any, on the Capital Loans and (ii) ninety percent (90%) of the outstanding principal balance of all then outstanding Loans, inclusive of captialized interest."

                  "Equipment Loan Commitment Amount" shall mean $550,000, inclusive of capitalized interest, if any, on the Equipment Loans."


                  Each of the Funded Subsidiaries and AT&T also agree that to the extent (i) an amount previously borrowed by a Funded Subsidiary as an Equipment Loan exceeds the stated amount for the respective Equipment Loan Commitment Amount or (ii) an amount borrowed in the future by a Funded
Subsidiary as a Capital Loan exceeds the Capital Loan Commitment Amount, but does not in either case cause the aggregate of the then outstanding respective Capital Loans and Equipment Loans for that Funded Subsidiary to exceed the aggregate Commitment Amount set forth above, such excess shall be treated as a Capital Loan.



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AT&T Credit Corporation
December 19, 1995


                  Greenville,  Columbia  and  AT&T  therefore  also  agree  that
Section 2.08(f) of the respective Loan Agreement shall be amended so that it shall read in its entirety as follows:

                  "If the aggregate principal balance (inclusive of capitalized interest) of (i) either Borrower's Equipment Loans exceeds such Borrower's Equipment Loan Commitment Amount or (ii) either Borrower's Capital Loans exceeds such Borrower's Capital Loan Commitment Amount, but in either case does not cause the aggregate of the then outstanding respective Capital Loans and Equipment Loans for such Borrower to exceed the amount which is the aggregate of such Borrower's Equipment Loan Commitment Amount and Capital Loan Commitment Amount, such excess shall be treated as a Capital Loan. Otherwise, then in each such case, such Borrower shall immediately repay to Lender, upon notice from Lender, the amount by which the outstanding principal balance of the respective Loan Balance exceeds its respective Commitment Amount, together with all accrued and unpaid interest on such excess principal up to the date of repayment."


                  Fort Worth, El Paso and AT&T therefore also agree that Section 2.08(f) of the respective Loan Agreements shall be amended so that it shall read in its entirety as follows:

                  "If the aggregate principal balance (inclusive of capitalized interest) of (i) the Equipment Loans exceeds the Equipment Loan Commitment Amount or (ii) the Capital Loans exceeds the Capital Loan Commitment Amount, but in either case does not cause the aggregate of the then outstanding Capital Loans and Equipment Loans to exceed the amount which is the aggregate of the Equipment Loan Commitment Amount and Capital Loan Commitment Amount, such excess shall be treated as a Capital Loan. Otherwise, then in each such case, Borrower shall immediately repay to Lender, upon notice from Lender, the amount by which the outstanding principal balance of the respective Loan Balance exceeds its respective Commitment Amount, together with all accrued and unpaid interest on such excess principal up to the date of repayment."


                  Each Funded Subsidiary and AT&T also agrees that the respective amended definitions as set forth above shall be given retroactive effect, such that the operation of the amended definitions shall not (i) cause such Funded Subsidiary to be in violation of Section 4.02(b), Section 4.02(d) or
Section 6.02 of the respective Loan Agreement or (ii) cause an Event of Default under Section 8.01(b) under the respective Loan Agreement.

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                  Please   sign  where   indicated   below  to   indicate   your
acknowledgment and agreement with the foregoing.


                                             AMERICAN COMMUNICATION SERVICES
                                                   OF FORT WORTH, INC.

                                             /s/ RICHARD A. KOZAK
                                             Name: Richard A. Kozak
                                             Title: President & Chief
                                                    Executive Officer


                                              AMERICAN COMMUNICATION SERVICES
                                                   OF GREENVILLE, INC.

                                              /s/ RICHARD A. KOZAK
                                              Name: Richard A. Kozak
                                              Title: President & Chief
                                                     Executive Officer


                                             AMERICAN COMMUNICATION SERVICES
                                                    OF COLUMBIA, INC.
                                             /s/ RICHARD A. KOZAK
                                             Name: Richard A. Kozak
                                             Title: President & Chief
                                                     Executive Officer


                                            AMERICAN COMMUNICATION SERVICES
                                               OF EL PASO, INC.

                                            /s/ RICHARD A. KOZAK
                                            Name: Richard A. Kozak
                                            Title: President & Chief
                                                    Executive Officer



ACKNOWLEDGED AND AGREED
-----------------------

AT&T CREDIT CORPORATION

By:  __________________________

Name:  ________________________

Title:  _______________________

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